ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent the incorporation of our report dated January 22, 1999, incorporated by reference in this form 10-K, into the Company's previously filed Registration Statement No. 333-50933.

                                                         /s/ Arthur Andersen LLP

New York, New York
March 30, 1999